UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
(Rule 14c-101)

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Definitive Information Statement

☐	Confidential for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

NEW DRAGON ASIA CORP.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee previously paid with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NEW DRAGON ASIA CORP.

Suite 2808, International Chamber of Commerce Tower
Fuhua Three Road
Shenzhen, PRC 518048

PRELIMINARY INFORMATION STATEMENT NOTICE

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

Dear Stockholders:

Notice is hereby given that on July 8, 2005, we sought and obtained the written consent, in lieu of a meeting of stockholders, from the holder of 78% of our outstanding voting stock, approving the terms of a proposed private placement involving the potential issuance, at below market price, of greater than 19.999% of our shares of Class A Common Stock outstanding immediately prior to the private placement which was completed on July 11, 2005. The terms of the private placement are described in this Preliminary Information Statement.

You are encouraged to carefully read the attached Preliminary Information Statement, including the appendices, for further information regarding these actions. In accordance with Rule 14c-2, the majority stockholder’s approval of the action described herein will be deemed ratified and effective at a date that is at least 20 days after the date the Definitive Information Statement has been mailed or furnished to the stockholders of the Company. We anticipate this date to occur on or about July *, 2005.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. This Preliminary Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Securities Exchange Act of 1934, as amended, and Section 607.0704 of the Florida Business Corporation Act.

By Order of the Board of Directors

July *, 2005

This Information Statement is preliminary, not complete and may be changed. The majority stockholder action described herein shall not be effective until at least 20 days after the date that the Definitive Information Statement has been mailed or furnished to our stockholders. We are not asking you for a proxy and you are not requested to send us a proxy.

PRELIMINARY INFORMATION STATEMENT

OF

NEW DRAGON ASIA CORP.

Suite 2808, International Chamber of Commerce Tower
Fuhua Three Road
Shenzhen, PRC 518048

THIS PRELIMINARY INFORMATION STATEMENT IS BEING PROVIDED
TO YOU BY THE BOARD OF DIRECTORS OF
NEW DRAGON ASIA CORP.

THE COMPANY IS NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO
SEND A PROXY TO THE COMPANY

This Preliminary Information Statement is being mailed or furnished to the stockholders of New Dragon Asia Corp., a Florida corporation (the “Company”), in connection with the authorization of the potential issuance in a private placement, at below market price, of greater than 19.999% of shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Common Stock”), outstanding immediately prior to the date of the private placement (described below) by the written consent, dated July 8, 2005, of New Dragon Asia Food Ltd. (the “Majority Stockholder”), which was sought and obtained in order to comply with Section 713 of the American Stock Exchange Company Guide.

The Majority Stockholder held 35,183,754 shares of Common Stock, or approximately 78% of the voting stock, outstanding on the date its consent was obtained. Accordingly, all necessary corporate approvals in connection with the matters referred to herein have already been obtained and this Preliminary Information Statement is being furnished to you for information purposes only as required by Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Florida Business Corporation Act Section 607.0704 which provides that when action is taken by those shareholders without a meeting having the necessary minimum votes that would be necessary to take such action at a meeting where all voting groups entitled to vote thereon were present and voted, the Company must notify its shareholders within 10 days after receiving such written authorization.

The Definitive Information Statement is first being mailed or furnished to the stockholders of the Company on or about July *, 2005.

ACTIONS BY THE BOARD OF DIRECTORS AND
THE MAJORITY STOCKHOLDER

The Private Placement

On June 23, 2005, the Board of Directors of the Company (the “Board of Directors”) convened a meeting and discussed and duly approved the proposed sale of the securities described below on the terms discussed herein (the “Private Placement”). A copy of the minutes of the Board of Directors approving the terms of the Private Placement is attached hereto as Appendix A. On July 8, 2005, the Company sought and obtained the Majority Stockholder’s approval of the terms of the Private Placement in light of the potential issuance, at below market price, of greater than 19.999% of the shares of Common Stock outstanding immediately prior to the Private Placement. Such approval was required in order to comply with Section 713 of the American Stock Exchange Company Guide. A copy of the Majority Stockholder’s written consent is attached hereto as Appendix B.

On July 11, 2005, the Company entered into, among other agreements, a Securities Purchase Agreement (the “SPA”) between the Company and two institutional investors (collectively, the “Investors”), pursuant to which the Company issued, for an aggregate principal amount of $6,000,000, (i) 6,000 shares of Series A 7% Convertible Preferred Stock (the “Preferred Stock”) initially convertible into 6,315,789 shares of Common Stock, and (ii) warrants to purchase 3,157,895 shares of Common Stock at an exercise price equal to $1.04 per share (the “Warrants”).

Certain terms of the Preferred Stock and the Warrants approved by the Board of Directors of the Company and the Majority Stockholder in connection with the Private Placement are set forth below under the heading, “Approval of the Terms of the Private Placement.”

GENERAL

The Definitive Information Statement is first being mailed or furnished to stockholders on or about July *, 2005, and the approval by the Majority Stockholder of the potential issuance in the Private Placement of greater than 19.999% of the Company’s outstanding shares of Common Stock at below market price discussed herein will not become effective until at least 20 calendar days thereafter. The Company will pay all costs associated with the distribution of this Preliminary Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Preliminary Information Statement to the beneficial owners of the Common Stock.

VOTE OBTAINED - FLORIDA LAW

Florida Business Corporation Act Section (“FS”) 607.0704 provides that, unless otherwise provided in the Company’s Articles of Incorporation or the bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power. In order to eliminate the costs and management time involved in holding a special meeting and in order to accomplish the purposes as hereafter described, the Company’s Board of Directors voted to seek, and did in fact obtain, the written consent of the Majority Stockholder, the holder of a majority in interest of the Company’s outstanding voting stock, which voting stock is comprised of the Common Stock.

VOTING SECURITIES AND
PRINCIPAL HOLDERS THEREOF

As of July 8, 2005, there were 45,061,242 shares of the Common Stock of the Company issued and outstanding. Each holder of the Common Stock is entitled to one vote for each share held by such holder. The Majority Stockholder held an aggregate of 35,183,754 shares of the Common Stock, or 78% of the voting stock outstanding, on such date. Holders of the Common Stock have no preemptive rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth, as of July 8, 2005, certain information concerning the beneficial ownership of the Common Stock by (i) each stockholder known to the Company to beneficially own five percent or more of the outstanding Common Stock; (ii) each director; (iii) each executive officer; and (iv) all of our executive officers and directors as a group, and their percentage ownership and voting power.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class
New Dragon Asia Food Ltd. 13th Floor Wing On Centre Connaught Road Central Hong Kong	35,183,754	78%
Heng Jing Lu† Chairman	-0-	*
Lia Xia Wang† Director and Chief Executive Officer	-0-	*
Ling Wang† Director and Vice President	-0-	*
Zhi Yong Jiang† Director	-0-	*
De Lin Yang† Director	-0-	*
Qi Xue† Director	-0-	*
Feng Ju Chen† Director	-0-	*
Peter Mak† Chief Financial Officer	1,000,000(2)	2%(2)
All Directors and Officers (8 people)	1,000,000(2)	2%(2)

*	Less than one percent.
†	Address of referenced person is c/o New Dragon Asia Corp. Suite 2808, International Chamber of Commerce Tower, Fuhua Three Road, Shenzhen, PRC 518048.
(1)
Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock.

(2)	Includes 1,000,000 options to purchase an equal number of shares of Common Stock, which options were exercisable upon grant.

Approval of the Terms of the Private Placement

The following terms of the proposed Private Placement were duly approved by the Company’s Board of Directors and the Majority Stockholder prior to the Company’s execution of the SPA with the Investors.

Private Placement Offering:	•	The Private Placement of an aggregate amount of $6,000,000 in Preferred Stock and Warrants.

Securities Offered:	•
Shares of Series A 7% Convertible Preferred Stock convertible upon issuance (subject to adjustment) into an aggregate number of shares of Common Stock (the “Conversion Shares”) equal to (x) $6,000,000 divided by (y) 105% of the lower of (i) the Closing Price or (ii) $0.90 (the “Conversion Price”). The “Closing Price” means the average daily volume weighted average of the Common Stock for each of the 10 trading days immediately preceding the closing date; and

	•	Warrants exercisable at 115% of the Closing Price for an aggregate number of shares of Common Stock equal to 50% of the Conversion Shares.

The Preferred Stock:

Preferred Dividend:	•	7% per annum (the “Dividend”), payable quarterly in arrears in cash or, subject to the Standard Equity Conditions (described below), in the Common Stock at the Company’s option.

• “Standard Equity Conditions” means:

		•	The Company has honored all conversions and exchanges, if any, to date;

		•	There is an effective registration statement relating to the Common Stock (i) issuable upon conversion of the Preferred Stock and (ii) underlying the Warrants;

		•	The Common Stock is listed for trading on (i) the Nasdaq SmallCap Market, (ii) the American Stock Exchange, (iii) the New York Stock Exchange or (iv) the Nasdaq National Market; and

		•	There are a sufficient number of authorized but unissued and otherwise unreserved shares of the Common Stock to satisfy all potential conversions and exchanges.

•
If the Company elects to pay the Dividend in the Common Stock, it must deliver a written notice to that effect to the holders of the Preferred Stock at least 20 trading days prior to the date set for payment of the Dividend. The Common Stock delivered in payment of the Dividends will be valued at 95% of the average of each of the daily volume weighted average price (“VWAP”) for the 20 trading day period ending on the trading day immediately prior to the date set for payment of the Dividend.

Maturity:	•
Any unconverted and non-redeemed Preferred Stock (plus accrued Dividends) outstanding on the fifth anniversary of the closing date will be redeemed on that date in cash at a price equal to the stated value of the Preferred Stock outstanding plus all accrued but unpaid Dividends due thereon.

Amortization:	•
Beginning on the 24th month following closing and each month thereafter, the Company shall redeem 1/37th of the face value of the Preferred Stock in either cash or the Common Stock, at the option of the Company. For each Amortization payment that the Company elects to pay in the Common Stock, it must deliver a written notice to that effect to the holders of the Preferred Stock at least 20 trading days prior to the date set for that Amortization payment. The Common Stock delivered in payment of Amortization will be valued at 90% of the average of each of the daily VWAPs for the 20 trading day period immediately preceding the Amortization date.

Optional Conversion:	•	The Preferred Stock is convertible into the Common Stock any time at the option of the holder at the Conversion Price.

Forced Conversion:	•
Subject to the Standard Equity Conditions, the Company shall have the right, but not the obligation, to force the holders of the Preferred Stock to convert any outstanding Preferred Stock into the Common Stock at the Conversion Price if the daily VWAP of the Common Stock exceeds 300% of the Closing Price for each of 20 consecutive trading days.

Antidilution:	•
In the event the Company issues, at any time while the Preferred Stock is still outstanding, Common Stock or any type of securities giving right to the Common Stock at a price below the Conversion Price, the Conversion Price shall be reduced to such lower price.

Right of Participation:	•
For as long as any of the Preferred Stock is outstanding, the holders of the Preferred Stock shall have a right of participation in any new fund raising undertaken by the Company in a percentage equal to the ratio of the principal value of the outstanding Preferred Stock to the amount raised in the new financing at the time of the new financing.

The Warrants:

Exercise:	•	An exercise price equal to 115% of the Closing Price (the “Exercise Price”).

Term:	•	The Warrants have a term of six years from the date of issuance.

Antidilution:	•
In the event the Company issues at any time while the Warrants are still outstanding, Common Stock or any type of securities giving right to Common Stock at a price below the Exercise Price, the Exercise Price shall be reduced to such lower price.

Registration Rights Agreement:	•
The Company shall file a registration statement registering the resale shares of Common Stock issuable upon conversion of the Preferred Stock, and the shares of the Common Stock underlying the Warrants, within 30 days of the date of the closing date and will make its best efforts to have the registration statement declared effective at the earliest date. If the registration statement is not filed as indicated above or declared effective within 90 days following the date by which the Company is required to file the registration statement in accordance with the preceding sentence (or 120 days in the event of a regulatory review), then the Company will have to pay to the holders of the Preferred Stock and the Warrants liquidated damages equal to 2% per month of the aggregate purchase price paid by such holder of the Preferred Stock issued.

The closing of the Private Placement was, among other things, subject to:

•	the Company hiring an assistant to its Chief Financial Officer acceptable to the Investors; and

•	the Company and its investor relations firm(s) developing a corporate communications plan satisfactory to the Investors.

The foregoing terms were approved by the Board of Directors of the Company and the Majority Stockholder and each of the Board of Directors of the Company and the Majority Stockholder affirmatively authorized and empowered each of the officers of the Company to make such changes and take such further actions as they deemed necessary, proper, convenient or desirable (upon consultation with legal counsel) in order to effectuate the Private Placement.

Effective Date

Under applicable federal securities laws, the Majority’s Stockholder’s authorization of the issuance of greater than 19.999% of the shares of Common Stock outstanding immediately prior to the Private Placement at below market price cannot be effective until at least 20 calendar days after the Definitive Information Statement is distributed to the Company’s stockholders. However, the issuance of the Preferred Stock occurred after filing of the Certificate of Designation of Preferences, Rights and Limitations of the Series A 7% Convertible Preferred Stock, which sets forth the terms of the Preferred Stock, with the Secretary of State of Florida.

WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY

The Company is subject to the information requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual, quarterly and current reports on Forms, 10-K (as amended), 10-Q and 8-K with the Securities and Exchange Commission (“SEC”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the SEC at 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains a web site on the Internet (http://www.sec.gov) where the Company’s reports, proxy and information statements and other information regarding the Company may be obtained free of charge.

FINANCIAL INFORMATION

For more detailed information regarding the Company, including financial statements, you may refer to the Company’s most recent Form 10-K (as amended) for the fiscal year ended December 25, 2004 and other periodic filings with the SEC which the Company files from time to time.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The information contained in the Company’s Form 10-Q filed on May 5, 2005 is hereby incorporated by reference. In addition, the following information from the Company’s Annual Report on Form 10-K (as amended by Form 10-K/A filed on June 14, 2005 and Form 10-K/A filed on June 28, 2005) for the fiscal year ended December 25, 2005, as filed with the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, is hereby incorporated by reference into this Preliminary Information Statement:

1.	“Management’s Discussion and Analysis of Financial Condition and Results of Operations,” included in Item 6 thereof;

2	Our consolidated financial statements as of December 25, 2004 and for the years ended December 25, 2004 and 2003, included in Item 7 thereof; and

3.	“Changes in and Disagreements with Accountants on Accounting and Financial Disclosure,” included in Item 8 thereof.

Any statement contained in a document incorporated herein by reference shall be deemed to be modified or superseded for purposes of this Preliminary Information Statement to the extent that a statement contained herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Preliminary Information Statement.

By Order of the Board of Directors

July *, 2005

APPENDIX A

MINUTES OF A MEETING
OF THE BOARD OF DIRECTORS
OF NEW DRAGON ASIA CORP

June 23, 2005

A meeting (the “Meeting”) of the Board of Directors (the “Board”) of New Dragon Asia Corp., a Florida corporation (the “Corporation”), was held on June 23, 2005 at 9:00 AM (CST) 9:00 PM (EST). In attendance were the following members of the Board: Heng Jing Lu, Li Xia Wang, Ling Wang, Zhi Yong Jiang, De Lin Yang, Qi Xue, Feng Ju Chen. Also in attendance was Peter Mak, Chief Financial Officer of the Corporation. Matthew A. Kepke, Esq. and Catherine M. Martin attended from Loeb & Loeb LLP, the Corporation’s legal counsel.

Mr. Mak acted as Chairman and Secretary of the Meeting. There being a majority of the Directors of the Board present in person at the Meeting, the Chairman declared that there was a quorum and the Meeting could commence.

After brief discussion, upon motion duly made, seconded and unanimously carried, it was

RESOLVED, that, the Company shall designate a new class of preferred stock by approving a Certificate of Designation (the “Certificate of Designation”) designating the Preferred Stock, and the terms and conditions set forth in the Certificate of Designation is hereby declared to be advisable; be it further

RESOLVED, that, the proposed Certificate of Designation governing the Company’s Preferred Stock in substantially the form attached hereto as Exhibit A, is hereby authorized and approved; be it further

RESOLVED, that each of the Chief Executive Officer and the Chief Financial Officer, or such other person they may designate to act on their behalf, are hereby authorized and empowered, in all respects, on behalf of the Company, to execute and deliver such certificates representing the shares of the Preferred Stock as they deem advisable and appropriate in connection with the Private Placement; be it further

RESOLVED, that, the Private Placement Term Sheet, in substantially the form attached hereto as Exhibit B (the “Term Sheet”), is hereby approved; be it further

RESOLVED, that, because the Private Placement could result in the issuance of greater than 19.999% of the outstanding shares of the Company’s Common Stock at below market price the Term Sheet shall be submitted to the holders of the Common Stock for their consideration and approval as required by applicable guidelines; be it further

RESOLVED, that, the proper officers of the Company be, and each of them hereby is, authorized and empowered to consummate the Private Placement described in the Term Sheet on behalf of the Company, together with such additions, deletions or changes thereto as any of such officers may in their discretion approve after consultation with legal counsel, the approval of such officers to be evidenced by their execution thereof; be it further

RESOLVED, that the execution, delivery and performance by the Company of each of the agreements, instruments, certificates and documents described on Schedule A hereto (collectively, the “Transaction Agreements” and each, a “Transaction Agreement”) heretofore reviewed by the directors of the Company, is hereby authorized and approved and that any officer of the Company be, and each of them hereby is, authorized and directed to execute and deliver each Transaction Agreement, with such changes as the officer executing the same shall approve, his or her execution and delivery thereof to be conclusive evidence of such approval; be it further

RESOLVED, that the execution, delivery and performance by the Company of any and all agreements, instruments, certificates and documents to be entered into in connection with the Transaction Agreements, is hereby authorized and approved, and that any officer of the Company be, and each of them hereby is, authorized and directed to execute and deliver each Transaction Agreement with such changes as the officer executing the same shall approve, his or her execution and delivery thereof to be conclusive evidence of such approval; be it further

RESOLVED, that the Board hereby approves the issuance of up to 6,000 shares of the Preferred Stock in the Private Placement; be it further

RESOLVED, that, the Preferred Stock to be offered and sold in the Private Placement be qualified or registered in various states to the extent required by the laws thereof or pursuant to exemptions from such qualification or registration; and the appropriate officers of the Company be, and each of them hereby is, authorized, empowered and directed to perform on behalf of the Company any and all such acts as necessary or advisable in order to comply with the applicable laws of any such state, and in connection therewith to execute and file all requisite documents, including, without limitation, applications, reports, irrevocable consents and appointments of attorneys for service of process; and that the execution by such officers of any such documents or the doing by them of any act in connection with the foregoing matters shall conclusively establish their authority therefor from the Company and the approval and ratification by the Company of the documents so executed and the actions so taken; be it further

RESOLVED, that, all actions heretofore taken and all documentation heretofore executed and delivered by any of the officers, in furtherance of the foregoing, are hereby ratified, adopted, authorized, approved and confirmed in all respects in accordance with the respective terms and provisions thereof; and be it further

RESOLVED, that the Board hereby approves the issuance of Warrants to the Purchasers for the number of shares of Common Stock issuable upon exercise of the Warrant Shares; be it further

RESOLVED, that the execution, delivery and performance by the Company of the Agency Agreement heretofore reviewed by the directors of the Company, is hereby ratified in all respects and that any officer of the Company be, and each of them hereby is, authorized and directed to deliver the Agency Agreement, with any changes as the officers shall approve, his or her delivery thereof to be conclusive evidence of such approval; be it further

RESOLVED, that the Board hereby approves the payment of fees to TN equal to 8% of the gross amount of the funds received by the Company in connection with the Private Placement; be it further

RESOLVED, that the Board hereby authorizes the issuance of warrants (“TN Warrants”) to purchase shares of Common Stock equal to eight percent (8%) of the Conversion Shares at an exercise price equal to 120% of the Closing Price (the “TN Shares”); be it further

RESOLVED, that the Board hereby reserves a number of shares of Common Stock to be issued as Conversion Shares, Warrant Shares and TN Shares and such additional shares as may become issuable upon conversion of the Preferred Stock, exercise of the Warrants and exercise of TN Warrants by virtue of the antidilution and price adjustment provisions of such securities; be it further

RESOLVED, that, in connection with the forgoing, the officers of the Company be, and each of them hereby is, authorized, empowered and directed to prepare and file with the American Stock Exchange an additional listing application with respect to the Convertible Shares and the Warrant Shares; be it further

RESOLVED, that the Board hereby approves the registration of the Underlying Shares (as defined in the Securities Purchase Agreement listed on Schedule A), the Warrant Shares and the shares of Common Stock underlying the TN Shares on a Registration Statement on Form S-3 (or such other successor or applicable form) to be filed by the Company with the Securities and Exchange Commission; and be it further

RESOLVED, that the undersigned hereby adopt and approve the terms of the supplementary employment agreement (the “Employment Agreement”) for Peter Mak, Chief Financial Officer of the Comp any, in substantially the form attached hereto as Exhibit C; and be it further

RESOLVED, that, Peter Mak, Chief Financial Officer of the Company, hereby is, authorized, empowered and directed to obtain an insurance policy to protect against liabilities against the directors and officers of the Company, in a form and with terms consistent with liability policies in place by similarly situated companies; be it further

RESOLVED, that the officers of the Company be, and each of them individually hereby is, authorized, empowered and directed take any and all such actions as they, or any of them, may deem necessary or appropriate to carry out the purpose and intent of the foregoing resolutions.

Thereafter, there being no further matters to discuss, the Meeting was adjourned.

EXHIBITS TO APPENDIX A

[ intentionally omitted ]

APPENDIX B

WRITTEN CONSENT
OF THE HOLDER OF A MAJORITY OF
THE OUTSTANDING SHARES OF COMMON STOCK
OF NEW DRAGON ASIA CORP.

The undersigned, being the holder of a majority of the outstanding shares of the common stock (collectively, the “Shareholder”) of New Dragon Asia Corp., a Florida corporation (the “Company”), does hereby adopt by this written consent, the following resolutions with the same force and effect as if they had been adopted at a duly convened meeting:

WHEREAS, subject to the terms and conditions set forth in a Securities Purchase Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended and Rule 506 promulgated thereunder, the Company desires to issue and sell securities of the Company (the “Transaction”) as more fully described in the term sheet substantially in the form attached hereto as Exhibit A (the “Term Sheet”);

WHEREAS, because the Transaction could result in the issuance of greater than 19.999% of the outstanding shares of the Company’s Class A Common Stock, par value $.0001 per share (the “Common Stock”) at below market price the Term Sheet is being submitted to the holders of the Common Stock for consideration and approval as required by applicable guidelines;

WHEREAS, the Board of Directors of the Company, having considered the Transaction, deems it advisable and in the best interests of the Company and the shareholders of the Company that the Shareholder approves the terms of the Transaction; and

WHEREAS, the Board of Directors of the Company have presented the Term Sheet to the undersigned for their review and consent;

NOW, THEREFORE, BE IT

RESOLVED, that, the undersigned hereby approve the Transaction as described in the Term Sheet, substantially in the form attached hereto as Exhibit A, with such changes therein and additions as the officers of the Company executing the effective transaction documents (the “Transaction Documents”) may approve, such approval to be conclusively evidenced by the execution and delivery thereof; and be it further

RESOLVED, that the undersigned hereby authorizes the payment of fees to the placement agent in connection with the Transaction of up to 8% of the gross amount of the funds received by the Company in connection with the Transaction and the issuance of warrants to purchase shares of Common Stock up to 8% of the shares of common stock issued to the investors under the Transaction at an exercise price equal to 120% of the Closing Price; be it further

RESOLVED, that the officers of the Company be, and each of them hereby is, authorized and empowered, in the name and on behalf of the Company, to execute all such further documents, certificates or instruments, and to take all such further action, as any such officer may deem necessary, proper, convenient or desirable in order to carry out each of the foregoing resolutions and to fully effectuate the purposes and intents thereof, and that all actions taken by the officers of the Company to date, in connection with the foregoing resolutions or otherwise, are hereby in all respects confirmed, ratified and approved.

B-1

EXHIBIT A TO APPENDIX B

[ intentionally omitted ]

B-2